EXHIBIT 23-C




                        CONSENT OF BROUSE & McDOWELL


      We hereby consent to the inclusion of the form of our opinion as
Exhibit 8 to the Registration Statement on Form S-4 of Electro Scientific Industries, Inc. and to the reference to our firm under the captions "Certain U.S. Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy, Consent and Information Statement comprising a part of the Registration Statement.



                             BROUSE & McDOWELL


                             BROUSE & MCDOWELL


Dated: June 7, 1996